Exhibit 99.1

PROOF Acquisition Corp I Announces Intention to Transfer to NYSE American LLC Upon Completion of Business Combination with Volato

Reston, VA – November 30, 2023 – PROOF Acquisition Corp I (NYSE: PACI) (“PACI” and, after the consummation of its pending business combination (the “Business Combination”) and following its name change to Volato Group, Inc., “Volato”) today announced that, upon completion of the Business Combination, shares of Volato common stock and warrants will be listed on NYSE American LLC (“NYSE American”). The Company’s decision to transfer to the NYSE American was driven by a number of factors, including more favorable listing standards.

Trading is expected to begin on NYSE American on or about December 4, 2023, under the new ticker symbols “SOAR” and “SOAR.WS” for Volato common stock and warrants, respectively, following the consummation of the Business Combination, which is currently expected to occur on or about December 1, 2023.

No action is required by existing PACI shareholders or warrantholders with respect to the ticker symbol or exchange listing change.

About PROOF Acquisition Corp I

PACI is a blank check company incorporated as a Delaware corporation for the purpose of effecting a merger, stock exchange, asset acquisition, reorganization or similar business combination with one or more businesses. PACI established a number of criteria and guidelines in its initial public offering to identify a potential business combination partner, including compelling long-term growth prospects, attractive competitive dynamics, consolidation opportunities, and products or services with large total addressable markets. The key business characteristics PACI focused on in identifying a potential business combination partner included the potential for disruptive technology or business model; attractive returns on invested capital; significant streams of recurring revenue; operational improvement opportunities; attractive steady-state margins, incremental margins, and attractive free cash flow characteristics. For more information about PACI, visit www.proof-paci.com/.

Forward Looking Statements

Some statements in this press release may be considered “forward-looking statements” for purposes of the Federal securities laws with respect to the Business Combination between Volato and PACI, including statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the future financial condition and performance of Volato, and the expected financial impacts of the Business Combination (including future revenue and pro forma enterprise value), markets, and expected future growth and market opportunities. Forward-looking statements generally relate to management’s current expectations, hopes, beliefs, intentions, strategies, or projections about future events or PACI or Volato’s future financial or operating performance. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “pro forma,” project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by the forward-looking statements. You should not rely on these forward-looking statements as predictions of future events.

Forward-looking statements are based upon estimates and assumptions that, while considered reasonable by management of PACI and Volato, are inherently uncertain. Factors that may cause actual result to differ from current expectations include, but are not limited to: the occurrence of any event, change, or other circumstances give rise to the termination of definitive agreements with respect to the Business Combination; the inability to satisfy the other conditions of closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Volato as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; the costs related to the Business Combination; changes to existing applicable laws or regulations; the possibility that Volato or the combined company may be adversely affected by economic, business, or competitive factors; Volato’s estimates of expenses and profitability; the evolution of the markets in which Volato competes and Volato’s ability to enter new markets effectively; the ability of Volato to implement its strategic initiatives and continue to innovate its existing services; the impact of government and other responses to public health crisis such as pandemics on Volato’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and Cautionary Note Regarding Forward-Looking Statements in PACI’s final prospectus dated November 13, 2023 relating to its initial public offering, and those risk factors set forth in PACI’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, the proxy statement/prospectus related to the transaction, when it becomes available, and other documents filed (or to be filed) by PACI from time to time with the SEC.

Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements, and Volato and PACI assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws.

No Offer or Solicitation

This press release is for informational purposes only and shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor a solicitation of a proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Investor Relations
Michael Zarlenga
T: 571-310-4949